Asset impairment	12 Months Ended
Dec. 31, 2021
Asset Impairment Charges [Abstract]
Asset impairment	Asset impairment
Asset impairment consisted of the following for the years ended December 31, 2021, 2020 and 2019:

	Year Ended December 31,
	2021	2020	2019
Flight equipment held for operating leases (Note 6)	$128,409	$986,559	$69,383
Goodwill	—	58,094	—
Flight equipment held for sale	—	5,483	766
Maintenance rights and other	—	36,847	—
	$128,409	$1,086,983	$70,149
Our long-lived assets include flight equipment held for operating lease and definite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable. We perform event-driven impairment assessments of our flight equipment held for operating lease each quarter.
During the year ended December 31, 2021, we recognized impairment charges related to sales transactions and lease terminations, which were more than offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation.
During the year ended December 31, 2020, we recognized impairment charges related to the impairment of our flight equipment held for operating lease, primarily Airbus A330 and Boeing 777 aircraft. In addition, we recognized impairment charges related to sales transactions and lease terminations, which were fully or partially offset by maintenance revenue recognized when we retained maintenance related balances or received EOL compensation. We also assessed goodwill for impairment and recognized impairment charges related to goodwill.
During the year ended December 31, 2019, we recognized impairment charges related to sales transactions and lease terminations, which were fully or partially offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation.